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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       ______________________________
       Date of report (Date of earliest event reported): June 25, 2003

                          WESTFIELD FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)

       Massachusetts              001-16767                 73-1627673
(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)          File Number)            Identification No.)

               141 Elm Street, Westfield, Massachusetts 01085
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (413) 568-1911

                               Not Applicable
        (Former name or former address, if changed since last report)


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Item 1-4.   Not applicable.

Item 5.     Other Events

      On June 25, 2003, Westfield Financial, Inc., the holding company for Westfield Bank, issued a news release announcing that it has entered into an agreement with the Massachusetts Department of Revenue to settle the issue related to taxes owed on dividends received from Westfield Bank's Real Estate Investment Trust subsidiary in the 2002 and prior tax years.

Item 6.     Not applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits

            (a) No financial statements are required to be filed with this Report.

            (b) No pro forma financial information is required to be filed with this Report.

            (c)   The following exhibit is filed with this Report:

            Exhibit No.    Description
            -----------    -----------

            99.1 Press release issued by Westfield Financial, Inc. on June 25, 2003 announcing agreement with the Massachusetts Department of Revenue.

Items 8-12. Not applicable.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTFIELD FINANCIAL, INC.




                                       By:     /s/ Michael J. Janosco, Jr.
                                               ---------------------------
                                       Name:   Michael J. Janosco, Jr.
                                       Title:  Vice President, Chief
                                               Financial Officer and Treasurer

Date: June 25, 2003


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                                EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

    99.1       Press Release dated June 25, 2003.


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